Impairment Or Impairment Reversal of Mineral Properties and Other Assets	12 Months Ended
Dec. 31, 2017
Disclosure Of Impairment Loss And Reversal Of Impairment Loss [Abstract]
Impairment or Impairment Reversal of Mineral Properties and Other Assets
6.	IMPAIRMENT OR IMPAIRMENT REVERSAL OF MINERAL PROPERTIES AND OTHER ASSETS

At the end of each reporting period, the Company assesses whether there are any indicators, from external and internal sources of information, to suggest that the carrying value of an asset or cash generating unit (“CGU”) may be impaired or require impairment reversal, thereby requiring adjustment to the carrying value. The Company did not identify any indicators of impairment or reversal of impairment during the year ended December 31, 2017.

Year ended December 31, 2016

During the year ended December 31, 2016, in response to the sustained increase in the spot and forecast gold prices, combined with improved operations during the period, the Company announced significant changes to the San Francisco Mine plan, which foresaw continued operations to 2023 versus the previous plan which foresaw a curtailment of mining operations in late 2016. The significant extension of the expected life of the San Francisco Mine was considered to be an indicator of impairment reversal. A detailed assessment was completed on the recoverable value of the San Francisco Mine and related assets. As a result of this assessment, the Company recognized an impairment reversal in the amount of $23,699 increasing the mineral properties, plant and equipment value to its recoverable value.

The recoverable value of the San Francisco Mine CGU was determined based on its fair value less cost of disposal estimated utilizing a discounted cash flow model. The projected cash flows used in recoverable value assessment are significantly affected by changes in assumptions for metal prices, changes in the amount of recoverable reserves, production costs estimates, future capital expenditures and discount rates. The discounted cash flow model is a Level 3 measurement in the fair value hierarchy. The key economic assumptions included in the model were a forecast gold price of $1,250 per ounce and discount rate of 6%.